Exhibit 99.2

Copyright 2020 CPI Card Group Fourth Quarter and Full Year 2019 Earnings Conference Call March 9, 2020

Copyright 2020 CPI Card Group Safe Harbor Forward-Looking Statements: Certain statements and information in this presentation (as well as information included in our accompanying written or oral statements) may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “1933 Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The words “believe,” “estimate,” “project,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could,” “guides,” “previous guidance,” “previous outlook,” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us and other information currently available. Such statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected or intended. We are making investors aware that such forward-looking statements, because they relate to future events, are by their very nature subject to many important factors that could cause actual results to differ materially from those contemplated. These risks and uncertainties include, but are not limited to our substantial indebtedness, including inability to make debt service payments or refinance such indebtedness; the restrictive terms of our credit facilities and covenants of future agreements governing indebtedness and the resulting restraints on our ability to pursue our business strategies; our limited ability to raise capital in the future; system security risks, data protection breaches and cyber-attacks; failure to comply with regulations, customer contractual requirements and evolving industry standards regarding consumer privacy and data use and security, including with respect to possible exposure to litigation and/or regulatory penalties under applicable data privacy and other laws for failure to so comply; interruptions in our operations, including our IT systems, or in the operations of the third parties that operate the data centers or computing infrastructure on which we rely; disruptions in production at one or more of our facilities; our inability to adequately protect our trade secrets and intellectual property rights from misappropriation or infringement, claims that our technology is infringing on the intellectual property of others, and risks related to open source software; defects in our software; problems in production quality, materials and process; a disruption or other failure in our supply chain; our failure to retain our existing customers or identify and attract new customers; a loss of market share or a decline in profitability resulting from competition; our inability to recruit, retain and develop qualified personnel, including key personnel; our inability to sell, exit, reconfigure or consolidate businesses or facilities that no longer meet with our strategy; our inability to develop, introduce and commercialize new products; the effect of legal and regulatory proceedings; failure to meet the continued listing standards of the Toronto Stock Exchange or the rules of the OTCQX® Best Market; a continued decrease in the value of our common stock combined with our common stock no longer being traded on a United States national securities exchange, which may prevent investors from investing or achieving a meaningful degree of liquidity; developing technologies that make our existing technology solutions and products obsolete or less relevant or a failure to introduce new products and services in a timely manner; quarterly variation in our operating results; our inability to realize the full value of our long-lived assets; our failure to operate our business in accordance with the PCI Security Standards Council security standards or other industry standards; a decline in U.S. and global market and economic conditions and resulting decreases in consumer and business spending; costs relating to product defects and any related product liability and/or warranty claims; maintenance and further imposition of tariffs and/or trade restrictions on, or slow-downs or interruptions in our ability to obtain, goods imported into the United States; costs and impacts to our financial results relating to the obligatory collection of sales tax and claims for uncollected sales tax in states that impose sales tax collection requirements on out-of-state retailers, and challenges to our income tax positions; our dependence on licensing arrangements; risks associated with international operations; non-compliance with, and changes in, laws in the United States and in foreign jurisdictions in which we operate and sell our products; our ability to comply with a wide variety of environmental, health and safety laws and regulations and the exposure to liability for any failure to comply; risks associated with the controlling stockholders’ ownership of our stock; potential conflicts of interest that may arise due to our board of directors being comprised of directors who are principals of our largest stockholder; and other risks that are described in Part I, Item 1A – Risk Factors of our Form 10-K and our other reports filed from time to time with the Securities and Exchange Commission (the “SEC”). Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to have been correct. Reference is made to a more complete discussion of forward-looking statements and applicable risks contained under the captions “Cautionary Statement Regarding Forward-Looking Information” and “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 and other reports filed from time to time with the SEC. CPI Card Group Inc. undertakes no obligation to update or revise any of its forward-looking statements, whether as a result of new information, future events or otherwise.

Copyright 2020 CPI Card Group Business Summary Scott Scheirman President and CEO

Copyright 2020 CPI Card Group 4 Fourth Quarter and Full Year 2019 Highlights * Financial results included in this presentation for all periods reflect continuing operations. ** See Appendix for definitions of our Non-GAAP financial measures and reconciliations to the most comparable GAAP financial measures. Highlights from Continuing Operations* • Strong Q4 and full year 2019 results driven by crisp execution of our customer-centric strategy • We believe we gained market share across all business units in 2019 • Net sales increased year over year by 6% for Q4 and 9% for the full year 2019. Excluding Canada**, net sales increased year over year by 9% for Q4 and 12% for the full year • Net loss from continuing operations of $2.1 million for Q4 and $4.3 million for the full year 2019, representing year-over-year improvements of over 70% for both periods • Adjusted EBITDA** increased year over year by 74% for Q4 and 39% for the full year 2019

Copyright 2020 CPI Card Group 5 2019 Business Highlights Growth Through Targeted Initiatives • Deep customer focus • Winning in dual interface through experience, differentiated products, and expanded relationships • Built upon our relationship with one of the largest U.S.-based card-issuing financial institutions to provide them with debit and credit cards along with Second WaveTM payment cards featuring a core made with recovered ocean-bound plastic • Market-leading quality products and customer service • We believe we gained market share across all of our business units • Continuing to win with our market-leading Card@Once® Software-as-a-Service instant issuance solution - ending 2019 with nearly 11,000 printers across ~1,600 financial institutions • Continuous innovation • First to market with a dual interface payment card featuring a core made with recovered ocean-bound plastic • Launching differentiated solutions including dual interface metal cards and AdaptivesTM, our embedded contactless technology for payment objects • Market-competitive business model • Significantly expanded margins year-over-year by realizing benefits from rationalizing footprint and product offerings, and executing efficiency initiatives

Copyright 2020 CPI Card Group Strategic Priorities 6 Deep Customer Focus • Be the trusted partner in payments • Exceed expectations through high quality, collaboration and innovative products Market-Leading Quality Products and Customer Service • Continually raise the bar on delivering innovative, quality products • Deliver exceptional service and make it easy to do business with CPI Market-Competitive Business Model • Drive efficiency and productivity throughout our business • Continue process improvements, operational automation, technology and equipment advancement Continuous Innovation • Provide unique and differentiated solutions that help our customers build their brands and achieve “top of wallet” status • Win new business and expand customer relationships

Copyright 2020 CPI Card Group Secure Card 7 • We believe we can continue to win in the market with our differentiated products and solutions • Support the U.S. migration to dual interface and contactless cards • Further our position with Second WaveTM and other sustainable products Strong Portfolio of Differentiated Products and Solutions Card@Once® • We believe we can win new business across small and medium sized financial institutions; expand our addressable market across new relationships and verticals • Build upon our 11,000 printers and ~1,600 financial institutions with our market- leading Software-as-a-Service instant issuance solution Personalization • We believe our enhanced capabilities and high level of customer service will enable us to win incremental business from our current customers and expand our customer base • Pursue business in new markets and segments with CPI On-DemandTM Prepaid • We believe our market-leading position and innovative solutions enable us to win in the space. • Continue to expand innovative secure card and sustainable packaging and robust designs U.S. Debit and Credit Segment U.S. Prepaid Debit Segment We believe we can continue to win in the markets we serve and leverage our business model for improved profitability as the top-line grows

Copyright 2020 CPI Card Group Summary 8 • We executed well in 2019 on our strategies and operational initiatives to deliver strong top-line growth, significantly improving bottom-line performance and offering more robust products and solutions to customers. • We remain committed to our vision of being the partner of choice by providing market-leading quality products and customer service with a market-competitive business model. • We believe we are well-positioned to continue to execute our strategic plan and keep our customers at the center of everything we do.

Copyright 2020 CPI Card Group Financial Summary John Lowe Chief Financial Officer

Copyright 2020 CPI Card Group $72.6 $278.1 $68.5 $255.8 Q4 2018 Q4 2019 FY 2018 FY 2019 Net Sales 6% 9% 10 Fourth Quarter and Full Year 2019 Results* Solid Execution of Our Strategic Priorities * Financial results included in this presentation for all periods reflect continuing operations. ** See Appendix for definitions of our Non-GAAP financial measures and reconciliations to the most comparable GAAP financial measures. EMV® is a registered trademark in the U.S. and other countries and an unregistered trademark elsewhere. The EMV trademark is owned by EMVCo, LLC. • Net sales year-over-year increases in Q4 and full year 2019 led by strong dual interface EMV® sales. Net sales excluding Canada** increased 9% and 12% year over year for Q4 and full year 2019, respectively • Gross margins increased over 200 basis points year over year for the full year 2019. • Operating margins improved to 5.4% and 9.2% for Q4 and full year 2019. Excluding a $6 million gain from the cash settlement of litigation in the second quarter, operating margins increased more than 500 basis points**. ($ in millions) $22.0 $91.3 $21.0 $78.6 Q4 2018 Q4 2019 FY 2018 FY 2019 Gross Profit Margin 30.6% 30.3% 30.7% 32.8% 16% 5%

Copyright 2020 CPI Card Group 11 Fourth Quarter and Full Year 2019 Results* Solid Execution Relative to Strategic Priorities * Financial results included in this presentation for all periods reflect continuing operations. ** See Appendix for definitions of our Non-GAAP financial measures and reconciliations to the most comparable GAAP financial measures. *** Full year 2019 loss before income taxes and net loss from continuing operations include the $6 million cash litigation settlement received in Q2 2019. All Adjusted EBITDA figures exclude the cash litigation settlement amount. • Full year 2019 loss before income taxes*** was less than one million dollars, which represents a significant improvement from approximately $19 million in 2018. • More than 70% year-over-year improvement in net loss from continuing operations*** for Q4 and the full year 2019. • Adjusted EBITDA was up 74% in Q4 2019 and up 39% for the full year 2019 compared with the same periods in 2018. ($ in millions) -$2.1 -$4.3 -$7.2 -$14.8 Q4 2018 Q4 2019 FY 2018 FY 2019 Net Loss from Continuing Operations $8.8 $37.6 $5.1 $27.1 Q4 2018 Q4 2019 FY 2018 FY 2019 Adjusted EBITDA**,*** 39% 74%

Copyright 2020 CPI Card Group 12 U.S. Debit and Credit • Fourth quarter: • Net sales of $61.6 million, up 24% year over year • Income from operations of $11.4 million, up 68% from Q4 2018 • Full year 2019: • Net sales of $213.1 million, up 19% year over year • Income from operations of $36.0 million, up 61% from 2018 U.S. Prepaid Debit • Fourth quarter: • Net sales of $11.2 million, down 35% year over year • Income from operations of $1.9 million, down 62% from Q4 2018 • Full year 2019: • Net sales of $64.3 million, down 7% year over year • Income from operations of $20.4 million, down 7% from 2018 Segment Results

Copyright 2020 CPI Card Group Cash, Debt and Liquidity 13 • New $30 million Senior Credit Facility • Provides liquidity as Revolver was set to mature August 20201 • Provides approximately $27 million in additional net cash to execute our strategic plan • Funded by two current First Lien Term Loan lenders • Total cash as of the close date of the new facility, March 6, 2020, exceeds $40 million • Senior and First Lien Term Loan credit facilities mature in May and August 2022, respectively * See Appendix for definitions of our Non-GAAP financial measures and reconciliations to the most comparable GAAP financial measures. 1 Revolver was terminated concurrently with closing of the new $30 million Senior Credit Facility

Copyright 2020 CPI Card Group Secure Card 14 • We expect steady card manufacturing volume growth. • We expect dual interface and contactless cards will continue to grow and become a larger part of the market. U.S. Market Outlook in 2020 Card@Once® • We expect strong market growth in the number of small and medium sized financial institution locations offering instant issuance. Personalization • We expect low but steady market volume growth in the small and medium sized financial institution personalization market, driven by card reissuances and the broader dual interface market conversion. Prepaid • We expect the open loop prepaid card market to be directionally flat. U.S. Debit and Credit Segment U.S. Prepaid Debit Segment Sources: Smart Payment Association, Aite Group, McKinsey & Company, Mercator Advisory Group, Internal Analysis

Copyright 2020 CPI Card Group Appendix

Copyright 2020 CPI Card Group Non-GAAP Measures 16 Non-GAAP Financial Information In addition to financial results reported in accordance with U.S. generally accepted accounting principles (GAAP), we have provided the following non-GAAP financial measures in this presentation, all on a continuing operations basis: Operating Margin Excluding Litigation Settlement Gain, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Free Cash Flow and Total Net Sales Excluding Canada. Operating Margin Excluding Litigation Settlement Gain is defined as Income from Operations excluding litigation settlement gain as a percentage of total net sales for the period. The Company provides Operating Margin Excluding Litigation Settlement Gain because the Company believes these measures present a transparent view of our recurring operating performance and allow management to readily view operating trends, perform analytical comparisons and identify strategies to improve operating performance. Management also believes these measures are useful to investors in their analysis of our results of operations and provide improved comparability between fiscal periods. EBITDA represents earnings before interest, taxes, depreciation and amortization all on a continuing operations basis. Adjusted EBITDA is defined as EBITDA, adjusted for litigation and related charges incurred in connection with certain patent and shareholder litigation; a litigation settlement gain in the second quarter of 2019; stock-based compensation expense; restructuring and other charges; foreign currency gain or loss; and other items that are unusual in nature, infrequently occurring or not considered part of our core operations, as set forth in the reconciliation. EBITDA and Adjusted EBITDA should not be considered an alternative to net loss or loss before income taxes, cash flows from operating activities, or any other measure of financial performance calculated in accordance with GAAP, as those items are used to measure operating performance, liquidity or the ability to service debt obligations. The Company believes EBITDA and Adjusted EBITDA present a transparent view of our recurring operating performance and allow management to readily view operating trends, perform analytical comparisons, and identify strategies to improve operating performance. Management also believes these measures are useful to investors in their analysis of our results of operations and provide improved comparability between fiscal periods. EBITDA and Adjusted EBITDA as the Company defines them, may not be comparable to EBITDA and Adjusted EBITDA or similarly titled measures used by other entities. We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of Net Sales. We define Adjusted Free Cash Flow as cash flow from operations less capital expenditures adjusted for cash received from a litigation settlement gain in the second quarter of 2019. We use this metric in analyzing our ability to service and repay our debt and to forecast future periods. However, this measure does not represent funds available for investment or other discretionary uses since it does not deduct cash used to service our debt. Further, management and various investors use the ratio of total debt, plus capital lease obligations, plus unreimbursed letters of credit, less cash to last twelve months (LTM) Adjusted EBITDA, or “Net Leverage Ratio,” as a measure of our financial strength and ability to incur incremental indebtedness when making key investment decisions and evaluating us against peers. Net Leverage Ratio is defined in our First Lien Credit Facility. Available liquidity is considered cash plus available revolver both as of the end of the period. Weighted Average Effective Interest Rate is computed as interest expense for the quarter divided by debt of $312.5 million multiplied by four. Total Net Sales Growth Excluding Canada is a computation of the change in the Company’s Net Sales over the prior year period, excluding the net sales attributable to the Canadian operations, which were sold on April 1, 2019. The sale of the Canadian operations excluded the portion of the business relating to Financial Payment Cards, which migrated to the Company’s operations in the U.S. or to other service providers in 2019. Investors are encouraged to review the reconciliation of these historical non-GAAP measures to their most directly comparable GAAP financial measures included herein. Additional information relating to certain financial measures, including our Non-GAAP financial measures, is available in our most recent earnings release and on our website at http://investor.cpicardgroup.com

Copyright 2020 CPI Card Group Non-GAAP Measures 17 Reconciliation (1) Represents net legal costs incurred in connection with certain patent and shareholder litigation. (2) Represents executive severance charges in 2019. Represents employee and lease termination costs incurred in 2018 in connection with the decision to consolidate three personalization operations in the United States to two facilities and employee termination costs incurred in the fourth quarter of 2018 in connection with the sale of our Canadian operations. (3) During the second quarter of 2019, the Company recognized in operating income a $6.0 million gain related to the cash settlement of litigation. The litigation has been disclosed in the CPI’s SEC filings since CPI brought the complaint in 2017, and details of the settlement are disclosed in CPI’s 2019 Form 10-K. (4) Foreign currency loss includes the release of the cumulative translation adjustment from the balance sheet to the statement of operations done in connection with the disposition of CPI’s Canadian subsidiary during the second quarter of 2019.

Copyright 2020 CPI Card Group Non-GAAP 18 Reconciliation (1) During the second quarter of 2019, the Company recognized in operating income a $6.0 million gain related to the cash settlement of litigation. The litigation has been disclosed in the CPI’s SEC filings since CPI brought the complaint in 2017, and details of the settlement are disclosed in CPI’s 2019 Form 10-K.

Copyright 2020 CPI Card Group Non-GAAP 19 Reconciliation (1) Represents net legal costs incurred in connection with certain patent and shareholder litigation. (2) Represents executive severance charges in 2019. Represents employee and lease termination costs incurred in 2018 in connection with the decision to consolidate three personalization operations in the United States to two facilities and employee termination costs incurred in the fourth quarter of 2018 in connection with the sale of our Canadian operations. (3) During the second quarter of 2019, the Company recognized in operating income a $6.0 million gain related to the cash settlement of litigation. The litigation has been disclosed in the CPI’s SEC filings since CPI brought the complaint in 2017, and details of the settlement are disclosed in CPI’s 2019 Form 10-K. (4) Foreign currency loss includes the release of the cumulative translation adjustment from the balance sheet to the statement of operations done in connection with the disposition of CPI’s Canadian subsidiary during the second quarter of 2019.

Copyright 2020 CPI Card Group Non-GAAP 20 Reconciliation

Copyright 2020 CPI Card Group Non-GAAP 21 Reconciliation (1) During the second quarter of 2019, the Company recognized in operating income a $6.0 million gain related to the cash settlement of litigation. The litigation has been disclosed in the CPI’s SEC filings since CPI brought the complaint in 2017, and details of the settlement are disclosed in CPI’s 2019 Form 10-K. (2) Canada sales were included in the Other segment during 2018 and the first quarter of 2019. The Canadian subsidiary was sold April 1, 2019. The sale agreement excluded the portion of the business relating to Financial Payment Cards, which migrated to CPI’s U.S. operations or to other services providers in 2019. The Canada-related sales shown represent net sales in the second, third and fourth quarters of 2019 for the Financial Payment Card business that migrated to CPI’s operations in the U.S. in 2019.